                                                               April 1, 2000
 FUND PROFILE
T. ROWE PRICE
New America Growth Fund

 A stock fund seeking long-term capital appreciation through investments primarily in growth companies operating in service industries.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

TROWEPRICELOGO

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 What is the fund's objective?

   The fund seeks to provide long-term growth of capital by investing primarily in the common stocks of U.S. growth companies operating in service industries.


 What is the fund's principal investment strategy?

   We invest most of the fund assets in service companies we believe are above-average performers in their fields. We focus on service companies, which represent more than half of the U.S. economy, because of their growth potential and because they may have advantages over manufacturing companies, including lower fixed costs, lower need for capital, and smaller inventories. Companies that derive a majority of their revenues or earnings from service-related activities include consumer services (retailing, entertainment, leisure, media and telecommunications, etc.), business services (health care, computer services, etc.), and financial services (insurance, banking, investment management, etc.).

   Holdings range from large-cap to small companies. Stock selection reflects our attempt to identify companies we expect to have superior earnings growth, and also our judgment of each company's fundamentals and stock valuation. We also take advantage of our ability to invest up to 25% of the fund in nonservice growth companies as opportunities occur.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even

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   in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   The fund may entail above-average risk since growth companies paying few dividends are generally more volatile than slower-growing companies with high dividends. The level of risk will be increased if the fund has significant exposure to smaller companies, which tend to be more volatile than those of large companies because of their limited product lines, markets, or financial resources. Finally, trends which we believe favor service companies may reverse, leading to falling share prices.

   To the extent that the fund invests in foreign stocks, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. If the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek long-term appreciation and can accept the potentially higher volatility of growth stocks, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

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LOGO


                               Calendar Year Total Returns
           "90"    "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"
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          -12.24  61.95  9.89   17.44  -7.43  44.31  20.01  21.10  17.89  12.76
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          Quarter ended              Total return

 Best quarter     12/31/98                27.69%

 Worst quarter    9/30/90                -25.21%


 Table 1 Average Annual Total Returns
                                            Periods ended 3/31/00
                                       1 year      5 years       10 years
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  New America Growth Fund                 14.57%       21.02%        17.51%

  S&P 500 Stock Index                     17.94        26.76         18.84
  Lipper Growth Funds Average             32.16        24.90         17.43
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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2 Fees and Expenses of the Fund
                                              Annual fund operating expenses
                                       (expenses that are deducted from fund assets)
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  Management fee                                          0.67%/ // /
  Other expenses                                          0.28%
  Total annual fund operating                             0.95%/ // /
  expenses
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                                                                           4

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   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
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    $97         $303         $525          $1,166
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.


   Marc L. Baylin manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 2000. He has been a member of the committee since 1997. He joined T. Rowe Price in 1993 as an analyst and has been managing investments since 1997.

 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our

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   entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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                                                                     RPS F60-035
 T. Rowe Price Investment Services, Inc., Distributor